UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2006

                        Global Media Group Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                  0-32721                   88-0492265
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(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)            File Number)            Identification No.)

           649 San Ramon Valley Boulevard, Danville, California 94526
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (925) 743-8880

             2102 Business Center Drive, Suite 130, Irvine CA 92612
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities

On June 30, 2006, Global Media Group Holdings, Inc., a Delaware corporation (the "Registrant") issued 1,252,246 shares of its $.001 par value common stock to 23 persons. The investors were owners of Convertible Promissory Notes issued by the Registrant's wholly owned subsidiary, Global Media Group, Inc., a Nevada corporation ("GMG"). Under the Securities Purchase Agreements, each investor acquired newly issued shares of our common stock in exchange for the GMG Convertible Promissory Notes. There was no underwriter. The Registrant relies upon the exemption for transactions by an issuer not involving any public offering in Section 4(2) of the Securities Act of 1933. The Registrant had a pre-existing relationship with the owners of the GMG Convertible Promissory Notes. There was no general solicitation and no advertising. The 23 investors were all accredited investors.

On June 30, 2006, the Registrant issued 50,000 shares of its $.001 par value common stock to 5 investors for gross proceeds of $50,000. Each investor was an accredited investor. There was no underwriter. The Registrant relies upon the exemption for transactions by an issuer not involving any public offering in
Section 4(2) of the Securities Act of 1933. There was no general solicitation and no advertising.

On June 30, 2006, the Registrant issued 1,166,666 shares of its $.001 par value common stock to 2 persons under the Agreement and Plan of Merger dated as of June 12, 2006 by and among the Registrant, IPI Acquisition Sub, Inc., Internet Pioneering, Inc., Michael Weinberger, and the Hammons Family Trust. There was no underwriter. The Registrant relies upon the exemption for transactions by an issuer not involving any public offering in Section 4(2) of the Securities Act of 1933. There was no general solicitation and no advertising. The 2 investors are accredited investors.

Based upon the foregoing, at July 5, 2006, the Registrant had 14,013,912 shares of common stock issued and outstanding.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Global Media Group Holdings, Inc.



Date: July 6, 2006                         /s/ Andy Orgel
                                           --------------
                                           Andy Orgel, Chief Executive Officer


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